Exhibit 10.2

16115 N.W. 52nd Avenue
Miami, Florida 33014-9317
Fax 305.624.5258
e-mail: flanders@allamerican.com
                                                             [All American Logo]
305.626.4149

Howard L. Flanders
Executive Vice President
Chief Financial Officer

June 30, 2000

VIA FACSIMILE (212) 421-1278

The Equity Group, Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Attn.: Robert D. Goldstein, President

RE: EXTENSION BY ALL AMERICAN SEMICONDUCTOR, INC. ("SEMI") OF THE WARRANT TO PURCHASE 9,000 POST-SPLIT SHARES (45,000 PRE-SPLIT SHARES) OF SEMI'S COMMON STOCK AT AN EXERCISE PRICE OF $12.50 POST-SPLIT ($2.50 PRE-SPLIT) PER SHARE (THE "WARRANT")

Dear Bob:

         This letter agreement sets forth our understanding with respect to the extension of the expiration date of the Warrant granted to The Equity Group, Inc. ("Equity") pursuant to paragraph 3(b) of the Consulting Agreement dated July 1, 1995 between Equity and SEMI from June 30, 2000 to December 31, 2000.

         In consideration of SEMI's extension of the expiration date of the Warrant, Equity hereby agrees and confirms that the only registration rights associated with the Warrant are piggy-back registration rights. In addition, Equity agrees in the event that SEMI should at any time decide to do any type of underwriting that would include a registration of the shares underlying the Warrant, then Equity will enter into an underwriting agreement which will include, among other things, appropriate provisions indemnifying the underwriter and Equity will agree to restrictions for any reasonable lock-up period requested by the underwriter.

Robert D. Goldstein
June 30, 2000
Page 2

If you agree with the foregoing, please confirm your agreement by executing and returning a fully-executed copy to me via facsimile and the original by regular mail. This letter agreement will be effective as of June 30, 2000 when agreed to and accepted by Equity.

Very truly yours,


/s/ HOWARD L. FLANDERS
----------------------
HLF/ggb

Agreed to and Accepted by
The Equity Group, Inc.

By: /s/ ROBERT D. GOLDSTEIN
    -----------------------
    Robert D. Goldstein
    President